UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2017

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

333-177186

Maryland Delaware	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2017, Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Borrower”), entered into an amended and restated revolving credit and term loan agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the several lenders from time to time parties thereto. The Company and the Borrower intend to use proceeds for working capital and for other general corporate purposes, including permitted acquisitions and other investments and repayment of debt.

The information set forth below with respect to the Credit Agreement under Item 2.03 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Some of the lending banks and their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Company and its affiliates in the ordinary course of business.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Credit Agreement governs a $1.3 billion unsecured revolving loan facility, a $200 million unsecured term loan facility denominated in Dollars and a €200 million unsecured term loan facility denominated in Euros (the “Euro Term Loan”). After the closing date, the Borrower may request incremental term loan and/or revolving loan commitments in an aggregate amount not to exceed $500 million.

The maturity date of the Dollar term loan facility is February 1, 2022. The maturity date of the Euro Term Loan is January 31, 2020. The maturity date of the revolving loan facility is February 1, 2021. The Borrower has an option to extend the maturity date of the Euro Term Loan for one year to February 1, 2021, and an option to extend the maturity date of the revolving loan facility for one year to February 1, 2022. The Borrower may prepay loans under the Credit Agreement at any time, subject to certain notice requirements.

At the Borrower’s election, loans under the Credit Agreement may also be made as either ABR Loans or Eurodollar Loans. The applicable margin for term loans that are ABR Loans is adjustable on a sliding scale from 0.00% to 0.95% based on current credit rating. The applicable margin for term loans that are Eurodollar Loans is adjustable on a sliding scale from 0.90% to 1.95% based on current credit rating. The applicable margin for revolving loans that are ABR Loans is adjustable on a sliding scale from 0.00% to 0.65% based on current credit rating. The applicable margin for revolving loans that are Eurodollar Loans is adjustable on a sliding scale from 0.875% to 1.65% based on current credit rating. The facility fee is adjustable on a sliding scale from 0.125% to 0.30% based on current credit rating and is payable on the revolving loan facility.

Borrowings under the Credit Agreement are guaranteed by the Company pursuant to a Guarantee Agreement in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

The Credit Agreement contains customary financial and operating covenants, including covenants relating to total leverage ratio, fixed charge coverage ratio, secured leverage ratio, consolidated adjusted net worth, unsecured leverage ratio, unsecured interest coverage ratio and covenants restricting the incurrence of debt, imposition of liens, the payment of dividends, and entering into affiliate transactions. The Credit Agreement also contains customary events of default, including among others, nonpayment of principal or interest, material inaccuracy of representations and failure to comply with covenants. If an event of default occurs and is continuing under the Credit Agreement, the entire outstanding balance may become immediately due and payable.

The foregoing description of the Credit Agreement is qualified in its entirety by the full terms and conditions of the Credit Agreement, a copy of which will be attached as an exhibit to the Company’s annual Report on Form 10-K for the year ended December 31, 2016.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2017, the Company issued a press release announcing the Credit Agreement, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act if 1933, as amended.

In addition, this information shall not be deemed incorporated by reference in any filing of the Company or the Borrower with the Securities and Exchange Commission, except as expressly set forth by specific references in any such filing.

Item 8.01.	Other Events.

On February 2, 2017, the Borrower delivered an irrevocable notice of full redemption to the holders of the €200 million aggregate principal amount of its 5.750% Senior Notes due 2020 (the “2020 Notes”) and set a redemption date of March 4, 2017. The Borrower expects to use the proceeds of the EUR Term Loan together with cash on hand to finance the redemption of the 2020 Notes, including premium and accrued and unpaid interest thereon.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 2, 2017

This current report on Form 8-K includes “forward-looking statements” within the meaning of securities laws of applicable jurisdictions. The statements in this current report on Form 8-K that are forward looking are based on current expectations and actual results or future events may differ materially. Words such as “expects,” “believes,” “anticipates,” “intends,” “will,” “should” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: the risk that the Borrower is unable to redeem the 2020 Notes on the terms described herein, the risk that the lenders under the Credit Agreement do not fulfil their obligations under the Credit Agreement, the risk that the Borrower is unable to fulfil its obligations under the Credit Agreement and the factors referenced under the section captioned “Item 1.A Risk Factors” in the combined annual report of the Company and the Borrower on Form 10-K for the year ended December 31, 2015 and in the combined quarterly reports of the Company and the Borrower on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016. Actual results, performance or achievements may vary materially from any projections and forward looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this current report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: February 6, 2017

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